UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 28, 2020
 _____________________
Novan, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4105 Hopson Road, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)
(919) 485-8080
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	NOVN	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.
On July 28, 2020, Novan, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is a brief description of each matter considered and voted upon at the Annual Meeting, together with the final tally of the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 18, 2020.
Proposal 1:  Election of Directors
The stockholders elected each of the Class I directors who were nominated for a three-year term expiring at the Company’s 2023 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, or until his or her earlier death, resignation or removal. The results of stockholders’ votes on this matter were as follows:

Nominee	For	Withheld	Broker Non-Votes
John Palmour, Ph.D.	26,657,101	3,737,730	25,273,590
Paula Brown Stafford	26,267,551	4,127,280	25,273,590
Proposal 2:  Approval of Amendment to Restated Certificate of Incorporation of Novan, Inc.
The proposal to approve the amendment of the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of not less than one-for-two and not more than one-for-fifteen, with such ratio and the implementation and timing of such reverse stock split to be determined by the Company’s board of directors in its sole discretion, was approved. The results of stockholders’ votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
44,977,954	10,444,314	246,153	—

Proposal 3:  Ratification of Selection of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved. The results of stockholders’ votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
53,974,038	667,340	1,027,043	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novan, Inc.

Date: July 31, 2020	By:	/s/ John M. Gay
John M. Gay
Vice President, Finance